QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 7, 2002
Date of Report (date of earliest event reported)

POLYCOM, INC.
(Exact name of Registrant as specified in its charter)

State of Delaware (State or other jurisdiction of incorporation or organization)	0-27978 (Commission File Number)	94-3128324 (I.R.S. Employer Identification Number)

1565 Barber Lane
Milpitas, California 95035
(Address of principal executive offices)

(408) 526-9000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

POLYCOM, INC.
FORM 8-K

Explanatory Note

        The purpose of this Amendment No. 1 to the Registrant's Current Report on Form 8-K dated January 7, 2002 (the "January 7 Form 8-K") is to file as Exhibit 99.1 revised unaudited pro forma condensed consolidated financial statements as of September 30, 2001, for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000 (the "Revised Financial Statements"). These Revised Financial Statements supercede the unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.1 to the January 7 Form 8-K.

Item 7.    Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of September 30, 2001, for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000.
99.2
Consolidated Financial Statements of PictureTel Corporation as of and for the three-and nine-month periods ended September 29, 2001 (Unaudited) (Incorporated herein by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed with the Commission on January 7, 2002).
99.3
Consolidated Financial Statements of PictureTel Corporation as of December 31, 2000 and 1999 and for each year in the three year period ended December 31, 2000 (Incorporated herein by reference to Exhibit 99.3 to the Registrant's Current Report on Form 8-K filed with the Commission on January 7, 2002).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLYCOM, INC.
By:	/s/ MICHAEL R. KOUREY Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date:  January 23, 2002

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants.
99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Statements as of September 30, 2001, for the nine-month period ended September 30, 2001 and for the year ended December 31, 2000.
99.2
Consolidated Financial Statements of PictureTel Corporation as of and for the three-and nine-month periods ended September 29, 2001 (Unaudited) (Incorporated herein by reference to Exhibit 99.2 to the Registrant's Current Report on Form 8-K filed with the Commission on January 7, 2002).
99.3
Consolidated Financial Statements of PictureTel Corporation as of December 31, 2000 and 1999 and for each year in the three year period ended December 31, 2000 (Incorporated herein by reference to Exhibit 99.3 to the Registrant's Current Report on Form 8-K filed with the Commission on January 7, 2002).

QuickLinks

POLYCOM, INC. FORM 8-K
Explanatory Note
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX